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                                                                     EXHIBIT 4.1



                                     [LOGO]
                        Stockwalk.com Group, Incorporated

                      Name Changed to Stockwalk Group, Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                                                               CUSIP 86149C 10 4


This Certifies that _______________________________________________________
is the owner of ___________________________________________________________

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF THE PAR
                           VALUE OF $.04 PER SHARE, OF

                        STOCKWALK.COM GROUP, INCORPORATED

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers.


Dated:



/s/ Philip T. Colton                    /s/ Eldon C. Miller
-----------------------------------     -------------------------------------
Secretary                               Chairman and CEO


                                            Countersigned and Registered
                                           WELLS FARGO BANK MINNESOTA N.A.
                                            Transfer Agent and Registrar

                                        By      Authorized Signature



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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by entireties
JT TEN  - as joint tenants with right of survivorship
              And not as tenants in common

UTMA    -           Custodian
          ----------------------------------
          (Cust)                     (Minor)
          under Uniform Transfer to Minors
          Act
             -------------------------------
                       (State)

     Additional abbreviations may also be used though not in the above list.

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For Value Received ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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           PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
                              ZIP CODE OF ASSIGNEE

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_______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________Attorney to transfer the said sock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




SIGNATURE GUARANTEED